SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

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[ ] [ ] [ ] [X] [ ]	Preliminary Proxy Statement
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Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to ss.240.14a-11(c)orss. 240.14a-12

LEGACY FUNDS GROUP

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(1)	Title of each class of secruties to which transaction applies: __________
(2)	Aggregate number of securities to which transaction applies: _________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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PROXY STATEMENT

LEGACY FUNDS GROUP
The Federal Money Fund

_________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
to be held on December 28, 2006

_________________

To the Shareholders of
The Federal Money Fund

          NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of The Federal Money Fund (the "Fund"), a series of Legacy Funds Group (the "Trust"), will be held at the offices of First Financial Capital Advisors LLC ("FFCA"), 300 High Street, Hamilton, Ohio 45012, on Thursday, December 28, 2006 at 12:00 p.m., Eastern time, for the following purposes, which are more fully described in the accompanying Proxy Statement:

          1.   To approve a new Sub-Advisory Agreement between FFCA and Munder Capital Management, with respect to the Fund; and

          2.   To transact such other business as may properly come before the Meeting or any adjournment thereof.

          The Board of Trustees of the Trust has fixed the close of business on November 27, 2006 as the record date for the determination of Fund shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

By Order of the Board of Trustees Patrick Keniston Secretary

Hamilton, Ohio
December 14, 2006

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

QUESTIONS ABOUT THE SHAREHOLDER MEETING AND THE PROXY STATEMENT

          While we encourage you to read the full text of the enclosed Proxy Statement, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposal.

Q.   Why is The Federal Money Fund a having shareholder meeting?

A.   You are being asked to approve a new sub-advisory agreement between First Financial Capital Advisors LLC ("FFCA"), The Federal Money Fund's investment adviser, and Munder Capital Management ("Munder"), The Federal Money Fund's sub-adviser.

Q.   Is The Federal Money Fund replacing Munder as sub-adviser?

A.   No. Munder would continue to be the sub-adviser to The Federal Money Fund.

Q.   If Munder will continue as sub-adviser, then why am I being asked to approve a new sub-advisory agreement with Munder?

A.   Munder is currently owned approximately 89% by Comerica Incorporated ("Comerica"), with the remainder owned by management of Munder. On August 4, 2006, the management team of Munder announced that it has partnered with private equity firm Crestview Capital Partners, L.P. to acquire Comerica's ownership stake in Munder. Grail Partners LLC, who advised Munder's management team in connection with this transaction, also will invest in the acquisition. This transaction will result in an "assignment" under the Investment Company Act of 1940, as amended (the "1940 Act"), and a termination of the current sub-advisory agreement between FFCA and Munder, with respect to The Federal Money Fund. The 1940 Act requires that shareholders approve any new sub-advisory agreement and, as a result, you are being asked to approve the new sub-advisory agreement with respect to The Federal Money Fund.

Q.   Will Fund shareholders pay additional fees if the new agreement with Munder is approved?

A.   No. Neither The Federal Money Fund nor its shareholders will incur additional expenses in connection with the approval of the new sub-advisory agreement with Munder. FFCA, not The Federal Money Fund, will continue to be responsible for paying sub-advisory fees to Munder. The fee The Federal Money Fund pays to FFCA will not change.

Q.   How do the members of the Board of Trustees recommend that I vote?

A.   The Board of Trustees of Legacy Funds Group (the "Trust"), including the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, unanimously approved, and recommends that you approve, the new sub-advisory agreement between FFCA and Munder, with respect to The Federal Money Fund.

Q:  Whom do I call for more information?

A.   If you need more information, please call 888-494-8510.

Q.   How do I vote my shares?

A.   To vote, you may use any of the following methods:

•	By Mail. Please indicate your voting instructions on the enclosed proxy card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. Please mail your proxy promptly.

•	In Person. Any shareholder who attends the Meeting in person may vote by ballot at the Meeting.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.

Q.   Will The Federal Money Fund pay for the Meeting and the proxy solicitation?

A.   No. FFCA will bear the costs of the Meeting and the proxy solicitation, including printing and mailing these proxy materials, as well as any necessary supplementary solicitation.

THANK YOU FOR VOTING PROMPTLY

PROXY STATEMENT

LEGACY FUNDS GROUP
The Federal Money Fund

_________________

SPECIAL MEETING OF SHAREHOLDERS
to be held on December 29, 2006

          This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the "Board") of Legacy Funds Group (the "Trust"), on behalf of The Federal Money Fund (the "Fund"), to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Thursday, December 28, 2006 at 12:00 p.m., Eastern time, at the offices of First Financial Capital Advisors LLC ("FFCA" or the "Advisor"), 300 High Street, Hamilton, Ohio 45012, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on November 27, 2006 are entitled to receive notice of and to vote at the Meeting.

          The principal executive offices of the Trust are located at 3435 Stelzer Road, Columbus, Ohio 43219. A copy of the Fund's most recent Annual Report is available upon request, without charge, by writing to the Trust at its principal executive offices, or by calling toll-free 1-888-494-8510.

PROPOSAL:
APPROVAL OF A NEW SUB-ADVISORY AGREEMENT WITH
MUNDER CAPITAL MANAGEMENT

Introduction

          FFCA currently serves as the Fund's investment adviser pursuant to an Investment Advisory Agreement, dated April 1, 2002 (the "Advisory Agreement"), with the Trust. The Advisory Agreement was most recently renewed by the Board on February 15, 2006. Under the Advisory Agreement, the Fund pays FFCA an advisory fee at an annual rate of 0.20% of the value of the Fund's average daily net assets. FFCA has entered into a Sub-advisory Agreement, dated May 13, 2002 (the "Current Sub-advisory Agreement"), with Munder Capital Management ("Munder" or the "Sub-Advisor"), pursuant to which Munder serves as the Fund's sub-adviser and provides day-to-day management of the Fund's investments under the supervision of FFCA. Under the Current Sub-advisory Agreement, FFCA currently pays Munder, out of the fee FFCA receives from the Fund, a sub-advisory fee at the annual rate of 0.05% of the value of the Fund's average daily net assets.

          It is proposed that shareholders of the Fund approve a new Sub-advisory Agreement (the "New Sub-advisory Agreement") between FFCA and Munder, with respect to the Fund. This proposal arises from the recent agreement of the management team of Munder, together with Crestview Capital Partners, L.P. ("Crestview") and Grail Partners LLC ("Grail"), to acquire Comerica Incorporated's ("Comerica") approximately 89% stake in Munder (the "Transaction"). In general, the Transaction will be accomplished in two steps: (1) the purchase of a portion of Comerica's stake in the Sub-Advisor by Munder Capital Holdings, LLC ("Munder Holdings") and Munder Capital Holdings II, LLC ("Munder Holdings II"), new entities formed by the Sub-Advisor's management team, Crestview and Grail; and (2) the subsequent redemption by the Sub-Advisor of Comerica's remaining stake. The Sub-Advisor will continue to operate under its present name and its senior management and portfolio managers will continue to lead Munder and will beneficially own a significant minority interest in the Sub-Advisor. Crestview, through its affiliated funds, will beneficially own a majority interest in the Sub-Advisor. The Transaction is deemed to cause an "assignment" under the Investment Company Act of 1940, as amended (the "1940 Act"), of the Current Sub-advisory Agreement, which will result in termination of the Current Sub-advisory Agreement. Although initially Munder Capital Management, the Delaware general partnership that currently serves as the sub-investment adviser to the Fund, will be a party to the New Sub-advisory Agreement following the closing of the Transaction, Munder Capital Management anticipates reorganizing itself into Munder Capital Management, LLC ("Munder LLC"), a Delaware limited liability company, approximately six months following the closing of the Transaction. At that time, Munder LLC will become a party to the New Sub-advisory Agreement.

          The New Sub-advisory Agreement is substantially similar in all material respects to the Current Sub-advisory Agreement, except that sub-advisory fee paid by FFCA (not the Fund) to Munder under the New Sub-advisory Agreement will be more than the fee FFCA agreed to pay Munder under the Current Sub-advisory Agreement, as described below. The Transaction is expected to close on or about December 29, 2006. In order for the Sub-Advisor to be able to continue to provide sub-investment advisory services to the Fund following closing of the Transaction, shareholders of the Fund must approve the New Sub-advisory Agreement with respect to the Fund. There is no assurance, however, that the Transaction will close. If the Transaction does not occur, then the Current Sub-advisory Agreement will remain in effect, but will be amended to provide for the increase in the sub-advisory fee contemplated by the New Sub-advisory Agreement.

          The Board, including the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund ("Independent Trustees"), unanimously approved, and recommended that shareholders of the Fund approve, the New Sub-advisory Agreement at a meeting held on November 15, 2006. The New Sub-advisory Agreement, if approved by the Fund's shareholders, will replace the Current Sub-advisory Agreement.

Munder and the Sub-advisory Agreements

          Munder. Headquartered in Birmingham, Michigan, Munder provides investment management services to approximately $42 billion in assets, of which $11 billion were invested in money market or other short-term investments, as September 30, 2006. Following the closing of the Transaction, it is anticipated that Munder Holdings will own approximately 99.5% of the Sub-Advisor and Munder Holdings II will own approximately 0.5%. Based on economic value at the time of the close, key members of the Sub-Advisor's management team and other eligible Sub-Advisor employees will beneficially own approximately 19.8% of the Sub-Advisor and Crestview, Grail and other investors, if any, will beneficially own the remaining approximately 81.1% of the Sub-Advisor. As indicated above, it is further anticipated that the Sub-Advisor will be reorganized as a limited liability company under the name, Munder Capital Management, LLC, following the closing of the Transaction without the proportionate beneficial ownership of the Sub-Advisor changing further.

          Crestview is a New York-based private equity firm. It was founded in 2004 by a group of former Goldman Sach's partners and colleagues who had leadership roles in the firm's senior management and private equity business. Crestview is currently focused on investments in financial services, asset management, healthcare services and media.

          Grail is a privately-owned advisory merchant bank specializing in the investment management industry and related businesses. Grail advises established money managers on acquisitions, divestitures and restructurings.

          The Current Sub-advisory Agreement. Under the Current Sub-advisory Agreement, the Sub-Advisor provides investment advisory services and manages the investment and reinvestment of the Fund's assets, under the supervision of FFCA and in accordance with the investment objectives, policies and restrictions of the Fund, and all applicable rules and regulations of the Securities and Exchange Commission (the "SEC"). The services of Sub-Advisor to the Fund are not exclusive, and the Sub-Advisor is free to render investment advisory services to others.

          Under the Current Sub-advisory Agreement, FFCA pays the Sub-Advisor a fee at the annual rate of 0.05% of the Fund's average daily net assets. For the fiscal years ended April 30, 2004, April 30, 2005, and April 30, 2006, FFCA paid the Sub-Advisor $45,501, $38,361 and $38,110, respectively, for sub-advisory services on behalf of the Fund. The Sub-Advisor bears all expenses in connection with the performance of its services under the Current Sub-advisory Agreement. All other expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by FFCA. The Sub-Advisor currently does not serve as sub-adviser to any other investment company with similar investment objectives and policies as the Fund.

          The Current Sub-Advisory Agreement provides that the Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which the Current Sub-Advisory Agreement relates, except for a loss resulting from the Sub-Advisor's willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by the Sub-Advisor in the performance of its obligations and duties under the Current Sub-Advisory Agreement.

          The Current Sub-advisory Agreement is subject to annual approval by (1) the Board or (2) a Majority Vote (as defined below) of the Fund's shareholders, provided that in either event the continuance also is approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. A "Majority Vote" is the approval by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act as the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less. The Current Sub-advisory Agreement is terminable without penalty, on 60 days' notice, by FFCA, the Board or by a Majority Vote, or, upon not less than 60 days' notice, by the Sub-Advisor, and will terminate automatically in the event of its "assignment" (as defined in the 1940 Act) or upon termination of the Advisory Agreement. The Current Sub-advisory Agreement was most recently renewed by the Board at a meeting held on February 15, 2006.

          The New Sub-advisory Agreement. The New Sub-advisory Agreement is substantially similar in all material respects to the Current Sub-advisory Agreement as described above, except that the fees payable by FFCA (not the Fund) thereunder are increased to a maximum annual rate of 0.09% of the value of the Fund's average daily net assets. The fee the Fund pays FFCA will not change. None of the Sub-Advisor's personnel providing portfolio management services to the Fund are expected to change as a result of the Transaction and if the New Sub-advisory Agreement is approved.

          Cheryl Z. Germeroth is the Principal Portfolio Manager currently responsible for the day-to-day management of the Fund. Ms. Germeroth is also responsible for the management and trading of other short-term fixed income portfolios, including mutual fund and cash management accounts managed by the Sub-Advisor. She joined the Sub-Advisor in 1995 and has been with Comerica Bank since 1976. Ms. Germeroth will continue to be the Fund's Principal Portfolio Manager after the Transaction.

          The New Sub-advisory Agreement will have the same term as the Current Sub-advisory Agreement and, if approved by shareholders at the Meeting, will be subject to renewal by the Board at its next Board meeting scheduled to be held on or about February 14, 2007. Similar to provisions in the Current Sub-advisory Agreement, provisions in the New Sub-advisory Agreement would permit the Sub-Advisor to enter into agreements with broker-dealers to seek the best overall terms. A new provision has been added to the New Sub-advisory Agreement specifically allowing the Sub-Advisor to aggregate or bunch orders for the purchase or sale of securities. This new provision does not expand what the Sub-Advisor is permitted to do; it merely memorializes what the Sub-Advisor is otherwise permitted to do under the Current Sub-advisory Agreement.

          Under the terms of the New Sub-advisory Agreement, FFCA has agreed to pay the Sub-Advisor, out of the fee FFCA receives from the Fund pursuant to the Advisory Agreement, a fee at the annual rate of 0.09% of the value of the Fund's average daily net assets up to $100 million and 0.05% of the value of the Fund's average daily net assets in excess of $100 million, subject to an annual minimum fee of $60,000. As of September 30, 2006, the Fund had total assets of approximately $71 million.

          This description of the New Sub-advisory Agreement in this Proxy Statement is only a summary. The form of the New Sub-advisory Agreement is attached hereto as Appendix A.

Board consideration and approval of the New Sub-advisory Agreement

          The Board, including a majority of the Independent Trustees, has the responsibility under the 1940 Act to approve the New Sub-advisory Agreement annually at a meeting called for the purpose of voting on the approval or continuation. At a meeting held in person on November 15, 2006, the Board, including the Independent Trustees, approved, subject to the required shareholder approval described herein, the New Sub-advisory Agreement, to take effect upon the consummation of the Transaction. The approval at the November 15, 2006 meeting was done primarily by reference to information provided for and discussions during the Board's February 15, 2006 meeting in connection with the Board's annual evaluation and approval of the continuance of the Current Sub-advisory Agreement, as well as to information provided by Munder at subsequent Board meetings after Munder announced the Transaction. In evaluating the New Sub-advisory Agreement, the Board conducted a review that was specifically focused on the approval of the New Sub-advisory Agreement, and relied upon the Board's knowledge, resulting from its meetings throughout the year, of the Sub-Advisor and its services to the Fund. The Independent Trustees were represented by independent counsel, who assisted them in their deliberations during the meeting and in executive session.

          The Transaction. Representatives of FFCA and Munder confirmed for the Trustees that the New Sub-advisory Agreement is substantially similar in all material respects to the Current Sub-advisory Agreement, except for the higher fee paid by FFCA (not the Fund) to the Sub-Advisor, as described above. The Board discussed with representatives of Munder the rationale for the Transaction. The Trustees inquired of representatives of Munder the implications of the Transaction for the Sub-Advisor and the ability of the Sub-Advisor to provide services of the same nature, extent and quality as those provided under the Current Sub-advisory Agreement. In particular, the Board inquired as to the impact of the Transaction on Munder' personnel, management, compliance, facilities and financial capabilities and received assurances in this regard from representatives of Munder that the same personnel providing services to the Fund under the Current Sub-advisory Agreement would continue to do so after the Transaction and that the Transaction would not adversely affect the Sub-Advisor's ability to operate its business in the manner currently conducted and to provide services to the Fund.

          The Board considered factors relating to both the selection of Munder as sub-adviser following the Transaction and approval of the sub-advisory fee when reviewing the New Sub-advisory Agreement. In particular, the Board considered the following:

          (i) The nature, extent and quality of services to be provided by Munder. The Trustees reviewed the Sub-Advisor's services to the Fund, including selecting portfolio securities and providing a continuous investment program for the Fund; providing investment research and management; purchasing, retaining and selling securities for the Fund; and placing orders for the execution of the Fund's portfolio transactions. The Trustees also discussed with representatives of FFCA the amount of time the Sub-Advisor dedicates to the Fund and the types of transactions done on behalf of the Fund. The Trustees then considered the allocation of responsibilities between FFCA and the Sub-Advisor, noting that FFCA oversees the entire operations of the Fund.

          The Board considered information it believed necessary to assess the stability of the Sub-Advisor as a result of the Transaction and to assess the ongoing nature and quality of services to be provided to the Fund by the Sub-Advisor. In this regard, the Trustees considered information about how the Sub-Advisor's management and operations would be structured following the Transaction including, in particular, how the Transaction might affect the Sub-Advisor's performance or its delivery of services under the New Sub-advisory Agreement. In particular, the Board noted that the Transaction would result in employees of the Sub-Advisor owning a substantially larger percentage of the Sub-Advisor than they currently own, which should align their long-term interests with the interests of the Sub-Advisor. In addition, the Board observed that increased employee ownership in the Sub-Advisor, and the long-term nature of that ownership, and increasing benefits to management from the growth of assets under management should help the Sub-Advisor retain key management and investment personnel, which is important when considering the stability of the Sub-Advisor. The Sub-Advisor also addressed for the Board its efforts both initially and on an ongoing basis to retain firm clients and to respond to questions from clients and potential clients regarding the Transaction.

          The Board took into consideration the favorable education, background and reputation of the Sub-Advisor's personnel and the long-term experience of the Sub-Advisor's portfolio managers in investing in money market instruments of the type in which the Fund invests. The Board noted that the Sub-Advisor's compliance personnel would continue in their current roles after the Transaction. The Board also considered the general experience, business and operations of the Sub-Advisor and information as to the Sub-Advisor's projected financial condition and resources following the closing of the Transaction.

          Based on these and other factors, the Board concluded that the information presented to and considered by the Board regarding advisory personnel and compliance personnel and their retention justified approval of the New Sub-advisory Agreement. The Board placed particular significance in this regard on the likelihood that the Sub-Advisor would continue to provide the same type and quality of services to the Fund following the closing of the Transaction as the Sub-Advisor has historically provided the Fund.

          (ii) Investment performance of the Fund and the Sub-Advisor. In considering the investment performance of the Fund, the Board took note of its comprehensive review of the Fund's performance during the Board's February 15, 2006 meeting at which the Board approved the continuance of the Current Sub-advisory Agreement pursuant to the requirements of the 1940 Act. The Board also reviewed current performance data with respect to the Fund at its subsequent Board meetings. Finally, the Board considered the impact the closing of the Transaction may have on the Sub-Advisor's capabilities to achieve the same or better performance results for the Fund in the future. Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the New Sub-advisory Agreement.

          (iii) Cost of the services to be provided and profits to be realized from the relationship with the Fund. With respect to this factor, the Board took note of its review of the Sub-Advisor's profitability during the Board's February 15, 2006 meeting at which the Board approved the continuance of the Current Sub-advisory Agreement pursuant to the requirements of the 1940 Act. The Board also reviewed information provided to the Trustees that described the anticipated effect the Transaction would have on the Sub-Advisor's financial capabilities. The Board recognized the limitations involved in determining the Sub-Advisor's profitability after the Transaction. The Board also noted that representatives of the Sub-Advisor stated that there were no discernible indirect benefits to Munder as a result of its relationship as sub-investment adviser to the Fund before or after the Transaction.

          (iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale. The Board considered the Fund's asset size and determined that there were not at this time significant economies of scale that were not being shared with shareholders.

          (v) Comparison of services to be rendered and fees to be paid to those under other subadvisory contracts, such as contracts of the same and other investment advisors or other clients. In considering the sub-advisory fee payable to the Sub-Advisor compared to other comparable funds, the Board took note of its comprehensive review of the fee levels during the Board's February 15, 2006 meeting at which the Board approved the continuance of the Current Sub-advisory Agreement pursuant to the requirements of the 1940 Act. At that meeting, the Trustees discussed the Fund's advisory fee and expense ratio, noting the fee waiver and expense reimbursement arrangements contractually undertaken by the Advisor since the inception of the Fund. The Board was advised by representatives of the Advisor at the November 15, 2006 meeting that the Advisor intended to continue waiving a portion of its fees. The Board noted that FFCA, not the Fund, pays the Sub-Advisor for its sub-advisory services. The Board compared the Fund's advisory fee (contractual and actual after waiver of a portion of the contractual fee rate) and total expense ratio (before and after waiver) to those of a comparable group of unaffiliated funds in the Fund's Lipper category. There were no other mutual funds or separate accounts with similar investment objectives, policies and strategies as the Fund that were managed by the Advisor. The Board also took note of the proposed increase in the fee payable by FFCA, not the Fund, under the New Sub-advisory Agreement. The Board concluded that the fee payable by FFCA to the Sub-Advisor under the New Sub-advisory Agreement was reasonable in light of comparative performance and fee information, costs of the services provided and profits to be realized by the Sub-Advisor. The Board noted in particular that FFCA, not the Fund, pays the Sub-Advisor and that FFCA was waiving a portion of the fee payable by the Fund to FFCA for advisory services. The Board concluded that the increase in the annual rate of the sub-advisory fee payable under the New Sub-advisory Agreement should not preclude approval of the New Sub-advisory Agreement.

          No single factor was cited as determinative to the decision of the Board. Rather, after weighing all of the considerations and conclusions discussed above, the Board, including the Independent Trustees, unanimously approved the New Sub-advisory Agreement.

          For these reasons, the Board, including the Independent Trustees, recommends that shareholders approve, the New Sub-advisory Agreement. If the shareholders do not approve the New Sub-advisory Agreement, the Board will take such actions as it deems in the best interests of the shareholders of the Fund.

INFORMATION ABOUT VOTING AT THE MEETING AND OTHER INFORMATION

Solicitation of proxies

          FFCA will bear the costs of the Meeting and the proxy solicitation, including printing and mailing these proxy materials, as well as any necessary supplemental solicitation. In addition to soliciting proxies by mail, the Trust's officers and employees of FFCA, may solicit proxies by telephone and in person.

          Authorizations to execute proxies may be obtained by telephonic instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address and social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and to confirm that the shareholder has received this Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation.

          Broker-dealers, banks and other financial intermediaries may be requested to forward proxy solicitation material to their customers to obtain authorization for the execution of proxies, and they will be reimbursed for out-of-pocket expenses incurred.

Shareholder voting and share ownership

          Quorum and votes required. In accordance with the Trust's by-laws, the presence in person or by proxy of the holders of record of 30% of the shares of the Fund issued and outstanding and entitled to vote thereat shall constitute a quorum at the Meeting. Approval of the New Sub-advisory Agreement requires approval by Majority Vote.

          All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted FOR the approval of the proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that they have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a vote AGAINST a proposal. Any shareholder may revoke his or her proxy at any time prior to exercise thereof by giving written notice to the Trust's Secretary at the Trust's executive offices or by signing another proxy of a later date or by personally casting his or her vote at the Meeting.

          Management does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

          Record date and shares outstanding. The Board has fixed the close of business on November 27, 2006 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting. The outstanding voting shares of the Fund as of the Record Date consisted of 76,735,645.89 shares of beneficial interest. Each Fund share is entitled to one vote, and each fractional share is entitled to a proportional fractional share vote.

          Share ownership. To the knowledge of the Trust, as of the Record Date, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding securities of the Fund. As of the Record Date, the following shareholders owned 5% or more of a class of shares of the then outstanding shares of capital stock of the Fund as follows:

Name and Address Percentage of Total Shares Held

CLASS A SHARES

BISYS Fund Services Ohio Inc.
3435 Stelzer Rd.                         17,970.90              65.12%
Columbus, OH  43219

Beth A. Gallagher
6011 Bridgeton Lane                       8,846.46              32.05%
South Bend, IN  46614

TRUST SHARES

COHAMCO
P.O. Box 476                         70,661,049.88              92.12%
Hamilton, OH  45012

CALHOUN & CO
411 W Lafayette                       6,046,997.86               7.88%
Detroit, MI  48226

          A shareholder who beneficially owns, directly or indirectly, more than 25% of the voting securities of the Fund (or class of shares thereof) may be deemed a "control person" (as defined in the 1940 Act) of the Fund and may be able to determine the outcome of any matter submitted for shareholder consideration with respect to the Fund.

          FFCA has been granted authority to vote those Fund shares held on behalf of trust clients of FFCA or its affiliates. FFCA has indicated that it will vote such Fund shares, which represented over 50% of the Fund's outstanding shares entitled to vote at the Meeting as of the Record Date, in favor of the proposal.

          Adjournment. If a quorum shall not be present or represented at the Meeting or a quorum is present but sufficient votes to approve the proposal are not received, the holders of a majority of the shares of the Fund present in person or by proxy shall have the power to adjourn the Meeting from time to time, without notice other than announcement at the Meeting, to permit further solicitation of proxies. The persons named as proxies will vote shares voted "FOR" the proposal in favor of a proposed adjournment and shares voted "AGAINST" the proposal against a proposed adjournment (abstentions and broker non-votes will be voted for or against adjournment in proportion to the shares voted "FOR" or "AGAINST" the proposal). At any adjourned Meeting, if the relevant quorum is subsequently constituted, any business may be transacted which might have been transacted at the Meeting as originally called. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentages of favorable votes actually cast and the nature of any further solicitation. Any adjournment will require the affirmative vote of a majority of those shares that are represented at the Meeting in person or by proxy.

Submission of proposals for the next meeting of shareholders

          The Trust does not hold annual meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for the Trust's next shareholder meeting subsequent to this Meeting, if any, must submit such proposals to the Trust within a reasonable period of time before the Trust begins to print and mail the proxy materials for such meeting.

FFCA

          FFCA, a wholly owned subsidiary of First Financial Bancorp, located at 300 High Street, Hamilton, Ohio 45012, serves as investment adviser to the Fund. The Advisor was established using investment personnel of First Financial Bank (the "Bank"). The Bank is also a wholly owned subsidiary of First Financial Bancorp and as of June 30, 2006 had assets in excess of $2.2 billion under management. The Bank was founded in 1863 and is the 12th oldest national bank in the United States. The Bank has been managing trust monies for over 40 years. Shares of the Fund are not guaranteed by the Bank nor are they insured by the FDIC.

          For its services as the Fund's investment adviser, the Fund has agreed to pay FFCA a fee at the annual rate of 0.20% of the value of the Fund's average daily net assets. FFCA has contractually agreed to waive its fees and/or assume expenses of the Fund to the extent necessary, through at least August 28, 2007, so that Fund expenses do not exceed 0.48% (excluding distribution (12b-1) fees). For the fiscal years ended April 30, 2004, 2005 and 2006, the Fund paid the Advisor $180,128, $152,677 and $152,439, respectively. Pursuant to its undertaking to waive fees, the Advisor waived receipt from the Fund of advisory fees totaling $85,594, $66,641 and $24,216 for the fiscal years ended April 30, 2004, 2005 and 2006, respectively.

Co-Administrators and Distributor

          BISYS Fund Services Ohio, Inc. ("BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219, provides certain administrative services to the Fund pursuant to a co-administration agreement with the Trust, including providing office space, equipment and clerical personnel to the Fund and supervising custodial, auditing, valuation, bookkeeping and legal services. BISYS also acts as the fund accountant, transfer agent and dividend paying agent of the Fund. BISYS Fund Services Limited Partnership, an affiliate of BISYS located at 100 Summer Street, Suite 1500, Boston, MA 02210, acts as the Fund's distributor.

          FFCA also provides certain administrative services to the Fund pursuant to a co-administration agreement with the Trust for which it receives a fee at the annual rate of 0.05% of the Fund's average daily net assets.

Shareholder communications with the Trustees

          Shareholders who wish to communicate with Trustees should send communications to the attention of the Trust's Board of Trustees, c/o Legacy Funds Group, 3435 Stelzer Road, Columbus, Ohio 43219. Shareholder communications must be signed by the stockholder and identify the class and number of shares held by the shareholder. Each properly submitted shareholder communication shall be provided to the Board at its next regularly scheduled meeting or, if such communication requires more immediate attention, it will be forwarded to the Trustees promptly after receipt.

December 14, 2006
Hamilton, Ohio

APPENDIX A

FORM OF NEW SUB-ADVISORY AGREEMENT

          THIS SUB-ADVISORY AGREEMENT is made as of the 29th day of December, 2006 between First Financial Capital Advisors, LLC ("Investment Advisor"), an Ohio limited liability company, and Munder Capital Management ("Sub-Advisor"), a general partnership organized and existing under the laws of the State of Delaware.

          WHEREAS, the Investment Advisor, a registered investment advisor under the Investment Advisers Act of 1940, as amended ("Advisors Act"), has entered into an Investment Advisory Agreement dated as of the 13th day of May, 2002 ("Advisory Agreement") with Legacy Funds Group (the "Trust"), a Massachusetts business trust which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

          WHEREAS, the Trust is authorized to issue shares of The Federal Money Fund (the "Fund"), a separate series of the Trust;

          WHEREAS, the Sub-Advisor is engaged principally in the business of rendering investment advisory services and is registered as an investment advisor under the Advisors Act; and

          WHEREAS, the Investment Advisor and the Sub-Advisor entered into a Sub-Advisory Agreement as of the 13th of May, 2002 relating to the management of the Fund (the "Initial Sub-Advisory Agreement");

          WHEREAS, the Initial Sub-Advisory was automatically terminated pursuant to its terms and the 1940 Act upon the change in control of the Sub-Advisor, effective December 29, 2006;

          WHEREAS, the Investment Advisor desires and is authorized by the Trust to continue to retain the Sub-Advisor to furnish certain investment advisory services to the Investment Advisor with respect to the Fund and the Sub-Advisor is willing to furnish such services upon the terms and conditions specified in this Agreement.

          NOW, THEREFORE, in consideration of the foregoing and the following premises and conditions, the parties agree as follows:

           1. Appointment.

          Investment Advisor hereby appoints the Sub-Advisor as its investment sub-advisor with respect to the Fund for the period and on the terms set forth in this Agreement. The Sub-Advisor accepts such appointment and agrees to render the services described in this Agreement.

           2. Duties of the Sub-Advisor.

          A. Investment Sub-Advisory Services. Subject to the supervision of the Trust's Board of Trustees ("Board") and the Investment Advisor, the Sub-Advisor shall act as the investment sub-advisor and shall supervise and direct the investments of the Fund in accordance with the Fund's investment objective, policies, and restrictions as provided in the Trust's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (collectively, the "Prospectus"), and such other limitations as directed by the appropriate officers of the Investment Advisor or the Trust by notice in writing to the Sub-Advisor. The Sub-Advisor shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Fund in a manner consistent with the Fund's investment objective, policies, and restrictions. In furtherance of this duty, the Sub-Advisor, on behalf of the Fund, is authorized, in its discretion and without prior consultation with the Fund or the Investment Advisor, to:

(1) buy, sell, exchange, convert, lend, and otherwise trade in any securities or other assets; and

(2) place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Advisor may select.

          Neither the Trust nor the Investment Advisor shall have the right to direct the placement of any securities transactions in the Fund.

          B. Additional Responsibilities. In addition, the Sub-Advisor shall:

(1) furnish continuous investment information, advice and recommendations to the Trust as to the acquisition, holding or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time;

(2) cause its representatives to attend (in person or by teleconference) meetings of the Trust and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trust and its officers and Board fully informed as to the condition of the investment securities of the Fund, the investment recommendations of the Sub-Advisor, and the investment considerations which have given rise to those recommendations;

(3) furnish such statistical and analytical information and reports as may reasonably be required by the Trust from time to time;

(4) act in conformity with the Trust's Declaration of Trust and By-Laws, as each may be amended or supplemented; and

(5) comply with the requirements of the 1940 Act, the Advisors Act, the rules thereunder, and all other applicable federal and state laws and regulations.

           3. Compensation.

          For the services provided and the expenses assumed by the Sub-Advisor pursuant to this Agreement, the Sub-Advisor shall receive an annual investment management fee as specified in Schedule A of this Agreement. The investment management fee shall be computed daily and paid monthly. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the pro-ration which such period bears to the full month in which such effectiveness or termination occurs.

           4. Duties of the Investment Advisor.

          A. The Investment Advisor shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Sub-Advisor's performance of its duties under this Agreement.

          B. The Investment Advisor has furnished or will furnish the Sub-Advisor with copies of each of the following documents and will furnish to the Sub-Advisor at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

(1) The Trust's Declaration of Trust, as filed with the State of Massachusetts, as in effect on the date hereof and as amended from time to time;

(2) The By-Laws of the Trust as in effect on the date hereof and as amended from time to time;

(3) Evidence in a form reasonably satisfactory to the Sub-Advisor of approval of the Board of Trustees of the Trust and the shareholders of the Fund authorizing the appointment of the Sub-Advisor and approving the form of this Agreement;

(4) The Trust's Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the Securities and Exchange Commission ("SEC") relating to the Fund and its shares and all amendments to such Registration Statement ("Registration Statement");

(5) The Trust's Prospectus (as defined above);

(6) Copies of any publicly available financial statement or report prepared for the Trust by certified or independent public accountants, and copies of any financial statements or reports made by the Fund to its shareholders or to any governmental body or securities exchange;

(7) A copy of each of the Fund's Code of Ethics, the Investment Advisor's Code of Ethics and compliance checklist, any procedures adopted by the Fund or the Investment Advisor that the Sub-Advisor should reasonably be expected to comply with in the management of the Fund including without limitation, liquidity procedures and any procedures adopted by the Fund relating to compliance with Rule 10f-3, 17a-7 or 17e-1 under the 1940 Act, and any SEC exemptive orders applicable to the Fund; and

(9) A list of affiliated brokers of the Investment Advisor, if any, with explanations of each affiliation and a list of all securities issued by the Investment Advisor or any of its affiliates, or, if either list is not applicable, a written statement to that effect.

          The Investment Advisor shall furnish the Sub-Advisor with any further documents, materials or information that the Sub-Advisor may reasonably request to enable it to perform its duties pursuant to this Agreement.

          C. During the term of this Agreement, the Investment Advisor shall furnish to the Sub-Advisor at its principal office all Prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Sub-Advisor or investment companies or other advisory accounts advised or sponsored by the Sub-Advisor in any way, prior to the use thereof, and the Investment Advisor shall not use any such materials if the Sub-Advisor reasonably objects in writing fifteen business days (or such other time as may be mutually agreed) after receipt thereof.

           5. Brokerage.

          A. The Sub-Advisor may place orders for the Fund pursuant to its investment determinations directly with the issuers of the securities, or with any broker-dealer. The Sub-Advisor may open and maintain brokerage accounts of any type on behalf of and in the name of the Fund. The Sub-Advisor may enter into standard customer agreements with brokers and direct payments of cash, cash equivalents and securities and other property into such brokerage accounts as the Sub-Advisor deems desirable or appropriate.

          B. In selecting brokers or dealers to execute transactions on behalf of the Fund, the Sub-Advisor will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Fund transaction, the Sub-Advisor will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Advisor is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) provided to the Fund and/or other accounts over which the Sub-Advisor or its affiliates exercise investment discretion. The parties hereto acknowledge that it is desirable for the Fund that the Sub-Advisor have access to supplemental investment and market research and security and economic analysis provided by broker-dealers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Sub-Advisor may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Sub-Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Sub-Advisor to the Fund. It is understood that the services provided by such brokers may be useful to the Sub-Advisor in connection with the Sub-Advisor's services to other clients. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder and subject to any other applicable laws and regulations, the Sub-Advisor and its affiliates are authorized to effect portfolio transactions for the Funds and to retain brokerage commissions on such transactions.

          C. The Sub-Advisor may, but shall not be obligated to, aggregate or bunch orders for the purchase or sale of securities for the Fund with orders for its other clients where: (1) such aggregation or bunching of order is not inconsistent with the Fund's investment objectives, policies and procedures, (2) the allocation of the securities so purchased or sold, as well as the expenses incurred in any such transaction, shall be made by the Sub-Advisor in a manner that is fair and equitable in the judgment of the Sub-Advisor, and (3) the Sub-Advisor shall be cognizant of its fiduciary obligations to the Fund and each of its other clients and shall enter into such transactions only where the rights of each client are considered and protected.

           6. Ownership of Records.

          The Sub-Advisor shall maintain all books and records required to be maintained by the Sub-Advisor pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Trust. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that: (i) all records that it maintains for the Trust are the property of the Trust, (ii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act and (iii) it will surrender promptly to the Trust any records that it maintains for the Trust upon request by the Trust; provided, however, the Sub-Advisor may retain copies of such records.

           7. Reports.

          The Sub-Advisor shall furnish to the Board or the Investment Advisor, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Sub-Advisor and the Board or the Investment Advisor, as appropriate, may mutually agree upon from time to time.

           8. Services to Others Clients.

          Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Sub-Advisor, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Sub-Advisor, who may also be a director, officer, or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

           9. Sub-Advisor's Use of the Services of Others.

          The Sub-Advisor may (at its cost except as contemplated by Paragraph 5 of this Agreement) employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of obtaining such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice, or assistance as the Sub-Advisor may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to the Sub-Advisor, as appropriate, or in the discharge of Sub-Advisor's overall responsibilities with respect to the other accounts that it serves as investment manager or counselor, provided that the Sub-Advisor shall at all times retain responsibility for making investment recommendations with respect to the Fund.

           10. Indemnification.

          The Sub-Advisor shall exercise its reasonable business judgment in rendering the services in accordance with the terms of this Agreement. The Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing contained in this Agreement shall be deemed to protect or purport to protect the Sub-Advisor against any liability to the Fund or its shareholders, or the Investment Advisor, to which the Sub-Advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Investment Advisor will indemnify the Sub-Advisor against, and hold harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amount paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Sub-Advisor. The Sub-Advisor shall be entitled to advances from the Investment Advisor for payment of reasonable expenses incurred in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law.

           11. Representations of Sub-Advisor.

          The Sub-Advisor represents, warrants, and agrees as follows:

          A. The Sub-Advisor: (i) is registered as an investment Advisor under the Advisors Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisors Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Investment Advisor of the occurrence of any event that would disqualify the Sub-Advisor from serving as an investment advisor of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

          B. The Sub-Advisor has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Investment Advisor and the Trust with a copy of such code of ethics, together with evidence of its adoption.

          C. The Sub-Advisor has provided the Investment Advisor and the Trust with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Investment Advisor.

           12. Term of Agreement.

          This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund's outstanding voting securities. Unless sooner terminated as provided in Section 13, this Agreement shall continue in effect for an initial term ending May 1, 2007. Thereafter, this Agreement shall continue in effect from year to year, with respect to the Fund, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the Board, or by vote of a majority of the outstanding voting securities of the Fund; and (b) in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party. The Sub-Advisor shall furnish to the Trust, promptly upon its request such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

           13. Termination of Agreement.

          Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on at least 60 days' prior written notice to the Sub-Advisor. This Agreement may also be terminated by the Investment Advisor: (i) on at least 60 days' prior written notice to the Sub-Advisor, without the payment of any penalty; or (ii) if the Sub-Advisor becomes unable to discharge its duties and obligations under this Agreement. The Sub-Advisor may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on at least 60 days' prior notice to the Investment Advisor. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement.

           14. Amendment of Agreement.

          No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of the Fund's outstanding voting securities and a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, unless otherwise permitted in accordance with the 1940 Act.

           15. Miscellaneous.

          A. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Massachusetts without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Massachusetts conflict with the applicable provisions of the 1940 Act, the latter shall control.

          B. Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

          C. Entire Agreement. This Agreement represents the entire agreement and understanding of the parties and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

          D. Interpretation. Nothing contained in this Agreement shall be deemed to require the Trust to take any action contrary to its Declaration of Trust or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

          E. Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment advisor," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order, unless the Investment Advisor and the Sub-Advisor agree to the contrary.

          F. Notices. Any notice that is required to be given to wither party under this Agreement shall be in writing, personally delivered, sent by first class mail, postage prepaid, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses, which may be changed from time to time by written notice:

If to the Investment Advisor:

First Financial Capital Advisors LLC
300 High Street
P.O. Box 476
Hamilton, OH 45012
Attention: Patty Scott

If to the Sub-Advisor:

Munder Capital Management
480 Pierce Street
Birmingham, Michigan 48009
Attention: General Counsel

          IN WITNESS WHEREOF, the parties have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

FIRST FINANCIAL CAPITAL ADVISORS LLC

By: __________________________________
Name:
Title:

MUNDER CAPITAL MANAGEMENT

By: __________________________________
Name:
Title:

SCHEDULE A

FUND The Federal Money Fund	ANNUAL FEES 0.09% of the first $100 million of average daily net assets; 0.05% of average daily net assets in excess of $100 million, subject to an annual minimum fee of $60,000	FIRST REAPPROVAL DATE May 1, 2007

LEGACY FUNDS GROUP

The Federal Money Fund

          The undersigned shareholder of The Federal Money Fund (the "Fund"), a series of Legacy Funds Group (the "Trust"), hereby appoints J. Franklin Hall and David Brooks, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on November 27, 2006, at a Special Meeting of Shareholders to be held at the offices of First Financial Capital Advisors LLC, 300 High Street, Hamilton, OH 45012, at 12:00 p.m., on Thursday, December 28, 2006, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE PROPOSAL SHOWN BELOW UNLESS OTHERWISE INDICATED.

Please fill in box as shown using black or blue ink or number 2 pencil. Please do not use fine point pens.

1.	To approve a new Sub-Advisory Agreement between First Financial Capital Advisors LLC and Munder Capital Management, with respect to the Fund. FOR AGAINST ABSTAIN /_/ /_/ /_/

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Dated: ________________________

Sign, Date and Return the Proxy Card Promptly
Using the Enclosed Envelope

_____________________________________________
Signature(s)                                           (Sign in the Box)
Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.